THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2011)

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2011)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2011)

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2011)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY (DATED MAY 1, 2011)

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

(DATED MAY 1, 2011)

This Supplement amends certain information contained in the Prospectuses referenced above dated May 1, 2011.

Effective January 1, 2012, for all Prospectuses, footnote (1) of the Investment Adviser and Subadvisers section is replaced with the following:

(1)	Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2012, with the exception of the Multi-Sector Bond and Commodities Return Strategy, which fee waivers may be terminated at any time after April 30, 2013.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.90%
Commodities Return Strategy	0.95%
Asset Allocation	0.75%

Effective January 1, 2012, the Prospectus is hereby amended by adding the following footnotes to the total annual operating expenses table:

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio(a)	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%	0.45%
Large Cap Core Stock Portfolio(b)	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%	0.46%

Mid Cap Growth Stock Portfolio(c)	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%	0.54%
Index 400 Stock Portfolio(d)	0.25%	0.00%	0.02%	0.02%	0.29%	0.00%	0.29%
Small Cap Growth Stock Portfolio(e)	0.56%	0.00%	0.04%	0.00%	0.60%	0.00%	0.60%
Short-Term Bond Portfolio(1)(f)	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%	0.39%
High Yield Bond Portfolio(g)	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
(a)	Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.60% of the portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.35% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(b)	Large Cap Core Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.60% of the portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.35% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(c)	Mid Cap Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(d)	Index 400 Stock Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.25% of the portfolio’s first $500 million, and 0.20% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(e)	Small Cap Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(f)	Short-Term Bond Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.35% of the portfolio’s first $100 million of assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.
(g)	High Yield Bond Portfolio – MSA has agreed to waive a portion of its management fee such that its management fee is 0.60% of the portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.35% on assets in excess of $1 billion. The fee waiver agreement may be terminated at any time after April 30, 2012.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 28, 2012.